Exhibit 10.1

Execution Version

This AMENDMENT NO. 1, dated as of April 23, 2018 (this “Amendment”), is made and entered into by and among H.B. FULLER COMPANY, a Minnesota corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”), the Consenting Lenders (as defined below) and Morgan Stanley Senior Funding, Inc., as replacement Lender (in such capacity, the “Replacement Lender”).

RECITALS

WHEREAS, reference is made to the Term Loan Credit Agreement, dated as of October 20, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Borrower has requested that the Lenders party hereto agree to the amendments contained in Section 2 (collectively, the “Repricing Amendments”), in each case as provided for herein;

WHEREAS, subject to the conditions contained herein, each Lender under the Credit Agreement immediately prior to the Amendment No. 1 Effective Date (as defined below) (collectively, the “Existing Lenders”) that executes and delivers a signature page to this Amendment and selects Option A thereon (collectively, the “Continuing Lenders”) hereby agrees to the terms of this Amendment and the amendments contemplated hereby;

WHEREAS, subject to the conditions contained herein, each Existing Lender that executes and delivers a signature page to this Amendment and selects Option B thereon (collectively, the “Non-Continuing Lenders” and, together with the Continuing Lenders, the “Consenting Lenders”) hereby agrees to the terms of this Amendment and the amendments contemplated hereby and agrees that it shall execute or be deemed to have executed a counterpart of the Master Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit A (the “Master Assignment”) and shall in accordance therewith sell and assign all of its interests, rights and obligations under the Existing Credit Agreement and related Loan Documents in respect of its existing Loans to the Replacement Lender, which Replacement Lender shall assume such interest, rights and obligations as specified in the Master Assignment, as further set forth in this Amendment;

WHEREAS, each Existing Lender that fails to execute and deliver a signature page to this Amendment by 12:00 noon (New York City time), on April 13, 2018 (or such later time and dates as the Administrative Agent may agree in its sole discretion) (each, a “Non-Consenting Lender”) shall execute a counterpart of the Master Assignment (or any other Assignment and Assumption) or be deemed to have executed and delivered the Master Assignment or such other Assignment and Assumption and shall, in accordance with Section 9.02(e) of the Existing Credit Agreement, sell and assign (or be deemed to sell and assign) all of its interests, rights and obligations under the Existing Credit Agreement and related Loan Documents in respect of its existing Loans to the Replacement Lender, which Replacement Lender shall assume such interest, rights and obligations as specified in the Master Assignment (or any other Assignment and Assumption), as further set forth in this Amendment;

WHEREAS, the Replacement Lender agrees to purchase, immediately prior to the Amendment No. 1 Effective Date, all Loans of the Non-Continuing Lenders and Non-Consenting Lenders;

WHEREAS, pursuant to Section 9.02(b) of the Existing Credit Agreement, the Administrative Agent, the Consenting Lenders, the Replacement Lender and the Borrower hereby agree to amend certain provisions of the Existing Credit Agreement to effectuate the foregoing;

WHEREAS, the Existing Credit Agreement, as amended by this Amendment shall hereinafter be referred to as the “Credit Agreement”.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.     Amendments to Credit Agreement. Pursuant to Section 9.02(b) of the Existing Credit Agreement, the Existing Credit Agreement is hereby amended as follows:

(a)           Amendments to Section 1.01: Defined Terms.

(i)        Each of the following defined terms is hereby added to Section 1.01 of the Existing Credit Agreement in the proper alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1, dated as of April 23, 2018, among the Borrower, the Subsidiary Guarantors listed on the signature pages thereto, the Administrative Agent, the Consenting Lenders (as defined therein) and the Replacement Lender (as defined therein).

“Amendment No. 1 Effective Date” shall mean April 23, 2018.

(ii)       The first paragraph of the defined term “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

“Applicable Margin” means:

(a) for any day prior to the Amendment No. 1 Effective Date, with respect to Eurocurrency Loans or ABR Loans, as the case may be, the applicable rate per annum set forth below under the caption “Eurocurrency Spread for Loans” or “ABR Spread for Loans”, as the case may be, based upon the Secured Leverage Ratio as determined below:

Pricing Level	Secured Leverage Ratio	Eurocurrency Spread for Loans	ABR Spread for Loans
1	Less than 4.00:1.00	2.00%	1.00%
2	Equal to or higher than 4.00:1.00	2.25%	1.25%

(b) for any day on or after the Amendment No. 1 Effective Date, with respect to any Loans that are Eurocurrency Loans, 2.00% per annum, and with respect to any Loans that are ABR Loans, 1.00% per annum.

(b)           Amendments to Section 2.11(a)(ii): Prepayment of Loans; Prepayment Premium. Section 2.11(a)(ii) of the Existing Credit Agreement is hereby amended by replacing the words “6 months after the Effective Date” contained in the lead-in clause thereof with the words “6 months after the Amendment No. 1 Effective Date”.

(c)           On and after the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof, “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment.

(d)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

SECTION 3.     Conditions Precedent. This Amendment is, and the Repricing Amendments are, subject to the satisfaction or waiver in accordance with Section 9.02 of the Credit Agreement of the following conditions precedent (upon satisfaction or waiver of such conditions, such date being referred to herein as the “Amendment No. 1 Effective Date”):

(a)           Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc. and JPMorgan Chase Bank, N.A. (collectively, in their capacities as joint lead arrangers and joint bookrunners in respect of this Amendment, the “Amendment Arrangers”) and the Administrative Agent shall have received all fees and other amounts previously agreed in writing by the Administrative Agent and/or the Amendment Arrangers (or any of their respective affiliates) and the Borrower to be due and payable on or prior to the Amendment No. 1 Effective Date in the amounts and at the times so specified, including the payment of arrangement fees and reimbursement or payment of all reasonable and documented out-of-pocket expenses (including, but not limited to, reasonable and documented out-of-pocket expenses of due diligence investigation, syndication expenses (including Clearpar and other syndication, lend-amend and clearing sites and services) and the reasonable and documented fees, disbursements and other charges of one firm of primary outside legal counsel for all of the Amendment Arrangers, which shall be Davis Polk & Wardwell LLP) required to be reimbursed or paid by any Loan Party under any Loan Document in accordance with Section 9.03 of the Credit Agreement (in the case of out-of-pocket expenses, solely to the extent invoiced to the Borrower at least two (2) Business Days prior to the Amendment No. 1 Effective Date (or such later date as the Borrower shall permit in its reasonable discretion)).

(b)           Each of the representations and warranties contained in Section 4 of this Amendment and Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as if made on and as of such date, both immediately before and after giving effect to this Amendment on the Amendment No. 1 Effective Date (other than any such representations or warranties that are made as of a specific date, which shall be true and correct in all material respects as of such date) (without duplication of any materiality qualifiers with respect to any such representation or warranty already qualified by materiality or Material Adverse Effect).

(c)          The Administrative Agent shall have received a counterpart signature page of this Amendment, executed and delivered by each of (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) the Administrative Agent, (iv) the Consenting Lenders (which Consenting Lenders shall constitute Required Lenders immediately prior to giving effect to this Amendment) and (v) the Replacement Lender.

(d)         The Administrative Agent shall have received a certificate dated as of the Amendment No. 1 Effective Date and executed by a Secretary or Assistant Secretary of each Loan Party certifying (A) that (i) the certificate of incorporation and bylaws or other equivalent organizational documents of such Loan Party have not been repealed, revoked, rescinded or amended in any respect since the Effective Date or (ii) attached thereto is a true and complete copy of the certificate of incorporation and bylaws or other equivalent organizational documents of such Loan Party and that such documents have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date), (B) that attached thereto is a true and complete copy of resolutions or other evidence of authority authorizing this Amendment and the transactions contemplated hereby and that such resolutions or other evidence of authority have not been modified, rescinded or amended and are in full force and effect without amendment, modification or rescission and (C) the names and true signatures of the officers of such Loan Party authorized to sign this Amendment.

(e)           The Administrative Agent shall have received a short-form good standing certificate or the equivalent, if any, in the jurisdiction of organization of each Loan Party, each dated as of a recent date.

(f)           No Default or Event of Default shall have occurred and be continuing on the Amendment No. 1 Effective Date, both immediately before and after giving effect to the amendments contemplated herein.

(g)          The Administrative Agent shall have received a certificate, dated as of the Amendment No. 1 Effective Date and signed on behalf of the Borrower, certifying on behalf of the Borrower that the conditions precedent set forth in paragraphs (b) and (f) of this Section 4 have been satisfied or waived on such date.

(h)           (i) The Replacement Lender shall have executed and delivered the Master Assignment contemplated by Section 7 below and all conditions to the consummation of the assignments in accordance with Section 7 below shall have been satisfied and such assignments shall have been consummated and (ii) any fees, costs and any other expenses in connection with such assignment arising under Section 9.04 of the Existing Credit Agreement shall have been paid in full or, in the case of processing and recordation fees payable in connection with an assignment, waived by the Administrative Agent (it being understood that the Administrative Agent has waived the right to receive any processing and recordation fee as provided in Section 9.04 of the Existing Credit Agreement in connection with this Amendment and the assignments contemplated hereby).

SECTION 4.     Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Consenting Lenders and the Replacement Lender, as of the Amendment No. 1 Effective Date that, both before and after giving effect to this Amendment, the following statements are true and correct in all material respects:

(a)           Corporate Organization and Power. Each of the Borrower and its Subsidiaries (i) is (x) duly organized or incorporated, (y) validly existing and (z) in good standing (to the extent such concept is applicable in the relevant jurisdiction) under the laws of the jurisdiction of its organization or incorporation and (ii) has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (to the extent such concept is applicable) in, every jurisdiction where such qualification is required.

(b)           Authorization; Enforceability. This Amendment and the transactions contemplated hereby are within the Borrower’s and each Subsidiary Guarantor’s corporate, limited liability company or other like powers and have been duly authorized by all necessary corporate, limited liability company or other like action and, if required, by all necessary shareholder, member, partner or other like action. This Amendment has been duly executed and delivered by the Borrower and each Subsidiary Guarantor and constitutes the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)           No Violation. The execution, delivery and performance by the Borrower and each Subsidiary Guarantor of this Amendment and compliance by it with the terms hereof, do not and will not (i) violate in any material respect any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority binding upon the Borrower or any of its Subsidiaries, (ii) violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (iii) result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, other than Liens securing the Obligations.

(d)           Governmental and Third-Party Authorization. No consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by the Borrower or any Subsidiary Guarantor of this Amendment, except consents, authorizations and filings that have been (or on or prior to the Amendment No. 1 Effective Date will have been) made or obtained and that are (or on the Amendment No. 1 Effective Date will be) in full force and effect.

(e)           Full Disclosure. The Borrower represents and warrants that as of the Amendment No. 1 Effective Date all written information concerning the Borrower and its Subsidiaries included in the lender presentation dated April 10, 2018, any other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent, any Amendment Arranger or any Lender in connection with this Amendment on or before the Amendment No. 1 Effective Date (as modified or supplemented by other information so furnished or filed with the SEC), when taken as a whole and when taken together with the Borrower’s filings with the SEC prior to the date hereof, does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projections may vary from actual results and such variances may be material).

SECTION 5.     Effect on the Credit Agreement.

(a)           Except as provided hereunder, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent Party or Secured Party under any Loan Document.

(b)            This Amendment shall be deemed to be a “Loan Document” as defined in the Credit Agreement.

SECTION 6.     Reaffirmation of Guarantees and Security Interests. Each Loan Party has (i) (other than the Borrower) guaranteed all or a portion of the Obligations and (ii) created Liens in favor of the Secured Parties on certain Collateral to secure its obligations within the Credit Agreement, under the Collateral Documents to which it is a party. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to this Amendment to be entered into on the date hereof. Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all such applicable “Obligations” under each of the Loan Documents to which it is a party and (ii) confirms that the Lien granted to the Collateral Agent for the benefit of the Secured Parties with respect to such Loan Party’s right, title and interest in, to and under all Collateral as collateral security for the prompt payment and performance in full when due of the applicable Obligations (whether at stated maturity, by acceleration or otherwise) is continuing.

Each Loan Party acknowledges and agrees that (i) each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 7.     Replacement of Lenders.

(a)           The parties hereto agree that the Borrower is electing to exercise its rights under Section 9.02(e) of the Existing Credit Agreement in connection with this Amendment to require any Non-Consenting Lender to assign all of its interests, rights and obligations under the Loan Documents, and pursuant to the Master Assignment (or any other Assignment and Assumption), each Non-Consenting Lender shall sell and assign the entire principal amount of its existing Loans as set forth in the Master Assignment (or such other Assignment and Assumption), as such Master Assignment (or such other Assignment and Assumption) is completed by the Administrative Agent on or prior to the Amendment No. 1 Effective Date, to the Replacement Lender, as assignee under such Master Assignment (or such other Assignment and Assumption), solely upon the consent and acceptance by the Replacement Lender, and each Non-Consenting Lender shall be deemed to have executed a counterpart to such Master Assignment (or such other Assignment and Assumption) to give effect to such consent by such Non-Consenting Lender. The Replacement Lender shall be deemed to have consented to this Amendment with respect to such purchased Loans at the time of such assignment.

(b)           Each Existing Lender selecting Option B on its signature page hereto hereby consents and agrees to (i) this Amendment and (ii) sell the entire principal amount of its existing Loans by way of an assignment on the Amendment No. 1 Effective Date pursuant to the Master Assignment. By executing and delivering a signature page hereto and selecting Option B thereon, each Non-Continuing Lender shall be deemed to have executed a counterpart to the Master Assignment to give effect, solely upon the consent and acceptance by the Replacement Lender, to the assignment described in the immediately preceding sentence.

SECTION 8.     Miscellaneous.

(a)          Amendment, Modification and Waiver. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(b)         Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(c)          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. The parties hereto agree that the provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment, mutatis mutandis and incorporated by reference herein.

(d)          Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(e)          Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed counterpart by facsimile or electronic transmission (including “.pdf”, “.tif” or similar format) shall be as effective as delivery of an original executed counterpart.

(f)           Headings. The headings for the several sections and subsections in this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:	H.B. FULLER COMPANY

	By:	/s/ John J. Corkrean
Name: John J. Corkrean
Title: Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1

SUBSIDIARY GUARANTORS:	H.B. FULLER INTERNATIONAL, INC.

	By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Vice President, Treasurer

H.B. FULLER CONSTRUCTION PRODUCTS INC.

	By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Vice President, Treasurer

WISDOM ADHESIVES, LLC

	By:	/s/ Heather A. Campe
Name: Heather A. Campe
Title: President

HBF WINDSOR HOLDING CO.

	By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

Signature Page to Amendment No. 1

ADCO GLOBAL, INC.

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

ADCO PRODUCTS, LLC

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

ASP ROYAL ACQUISITION CORP.

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

DALTON PROPERTIES LLC

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

ROYAL ACQUISITION CORP.

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

Signature Page to Amendment No. 1

ROYAL ADHESIVES AND SEALANTS, LLC

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

ROYAL HOLDINGS, INC.

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

SIMPSONVILLE PROPERTIES LLC

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

SOUTH BEND PROPERTIES LLC

By:	/s/ Heidi Weiler
Name: Heidi Weiler
Title: Treasurer

Signature Page to Amendment No. 1

MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent and the Replacement Lender

By:	/s/ Robbie Pearson
Name: Robbie Pearson
Title: Authorized Signatory

Signature Page to Amendment No. 1

Signature page to Amendment No. 1 dated as of the date first above written

_______________________________________, as a Consenting Lender

By:
Name:
Title:

[[For Lenders requiring a second signature block]

By:
Name:
Title:]

Loans held by such Consenting Lender: $_________

PROCEDURE FOR LENDERS:

The above-named Lender elects to:

OPTION A – CONSENT TO AMENDMENT AND CONTINUATION OF LOANS (CASHLESS OPTION): ☐ Consent and agree to the Amendment and to continue as a Lender under the Credit Agreement after giving effect to the Amendment.

OPTION B – CONSENT TO AMENDMENT VIA CASH SETTLEMENT (ON A PAYDOWN AND REALLOCATION BASIS): ☐ Consent to the Amendment and agrees to sell all of its existing Loans to the Replacement Lender pursuant to the Master Assignment and Assumption. Each Lender consenting to the Amendment by selecting this Option B hereby agrees that this Signature Page shall also constitute a Signature Page to the Master Assignment and Assumption and hereby authorizes and directs the Administrative Agent to execute and deliver all documentation as may be required to effectuate such assignment on its behalf.

Signature Page to Amendment No. 1

EXHIBIT A

FORM OF MASTER ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between each Assignor identified in Section 1 below (each, an “Assignor”) and Morgan Stanley Senior Funding, Inc. (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the applicable Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the applicable Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the applicable Assignor under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by any Assignor.

1.	Assignor:	Each person identified on Schedule I hereto

2.	Assignee:	Morgan Stanley Senior Funding, Inc.

3.	Borrower:	H.B. Fuller Company

4.	Administrative Agent:	Morgan Stanley Senior Funding, Inc., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Term Loan Credit Agreement dated as of October 20, 2017 among H.B. Fuller Company, the Lenders parties thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent

6.	Assigned Interest:	As indicated on Schedule I hereto.

7.	Effective Date:	April 23, 2018

1

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNEE

MORGAN STANLEY SENIOR FUNDING, INC.

By:
Title:

Consented to and Accepted:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Title:

Signature Page to Master Assignment and Assumption

Consented to: H.B. FULLER COMPANY

By:
Name: John J. Corkrean Title: Executive Vice President and Chief Financial Officer

Signature Page to Master Assignment and Assumption

ANNEX I

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Acceptance and adoption of the terms of this Assignment and Assumption by the Assignee and each Assignor by Electronic Signature or delivery of an executed counterpart of a signature page of this Assignment and Assumption by any Electronic System shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

SCHEDULE I

Loans

ASSIGNOR	Aggregate Amount of Loans for all Lenders	Amount of Loans Assigned	Amount of Loans held immediately following the Effective Date	Percentage Assigned of Loans
	$		$$0.00%
	$		$$0.00%
	$		$$0.00%